50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY FOR IMMEDIATE RELEASE News Release Mercury Systems Expands Revolving Credit Facility, Retires Term Loan A ANDOVER, Mass.  June 27, 2017  Mercury Systems, Inc. (NASDAQ: MRCY, www.mrcy.com) announced that it has amended its existing revolving credit facility (“Revolving Credit Facility”), increasing and extending the facility into a $400 million, 5-year revolver expiring in June 2022. In connection with the amendment, Mercury also repaid the remaining principal on its existing term loan using cash on hand. The Revolving Credit Facility remained undrawn at the closing of the refinancing, other than for outstanding letters of credit. “We are very pleased with the success of this transaction,” said Gerry Haines, Chief Financial Officer of Mercury Systems. “The upsized Revolving Credit Facility provides us with increased borrowing capacity, on improved terms including a lower cost of capital. It also provides us with much greater agility and flexibility, supporting our ongoing efforts to drive growth through a combination of organic investment and additional business acquisitions. We appreciate the strong financial support from our banking partners.” Additional information regarding the terms of the amended senior secured credit facility are contained in Mercury’s Form 8-K filed today with the Securities and Exchange Commission (SEC). For more information, visit www.mrcy.com or contact Mercury at (866) 627-6951 or info@mrcy.com. Mercury Systems – Innovation That Matters™ Mercury Systems (NASDAQ:MRCY) is a leading commercial provider of secure sensor and mission processing subsystems. Optimized for customer and mission success, Mercury’s solutions power a wide variety of critical defense and intelligence programs. Headquartered in Andover, Mass., Mercury is pioneering a next-generation defense electronics business model specifically designed to meet the industry’s current and emerging technology needs. To learn more, visit www.mrcy.com. Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the financing transaction described herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and

Mercury Systems Expands Revolving Credit Facility, Retires Term Loan A, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 U.S.A. • +1 978.256.1300 • www.mrcy.com • twitter: @MRCY various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2016. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. # # # Contact: Gerry Haines, CFO Mercury Systems, Inc. 978-967-1990 Mercury Systems and Innovation That Matters are trademarks of Mercury Systems, Inc. Other product and company names mentioned may be trademarks and/or registered trademarks of their respective holders.